UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Michael F. Anderson
does hereby authorize Lisa Proch and Christopher Cramer, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Michael F. Anderson	Dated as of December 15, 2021
Michael F. Anderson
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of December 15, 2021
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Christopher J. Copeland
does hereby authorize Lisa Proch and Christopher Grinnell, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Christopher J. Copeland	Dated as of December 15, 2021
Christopher J. Copeland
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of December 15, 2021
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Fernand LeBlanc
does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Fernand LeBlanc	Dated as of April 1, 2019
Fernand LeBlanc
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 1, 2019
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Lisa Young
does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as her agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Lisa Young	Dated as of April 1, 2019
Lisa Young
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 1, 2019
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Tammy L. Schultz
does hereby authorize Lisa Proch and/or Christopher Cramer, individually, to sign as her agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Tammy L. Schultz	Dated as of April 1, 2019
Tammy L. Schultz
Chairman, President and Chief Executive Officer

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 1, 2019
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Brian J. Borakove
does hereby authorize Lisa Proch and/or Christopher Cramer, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Brian J. Borakove	Dated as of December 15, 2021
Brian J. Borakove
Treasurer

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of December 15, 2021
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986